ITEM 14(c) Exhibit #24

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of February, 2000.

                                                           /s/ Roger G. Ackerman
                                                           ---------------------
                                                               Roger G. Ackerman

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ Norman E. Garrity
                                                           ---------------------
                                                               Norman E. Garrity

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ John W. Loose
                                                           ---------------------
                                                           John W. Loose

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ Robert Barker
                                                           ---------------------
                                                           Robert Barker

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ John H. Foster
                                                           ---------------------
                                                           John H. Foster

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ Gordon Gund
                                                           ---------------------
                                                           Gordon Gund

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ John M. Hennessy
                                                           ---------------------
                                                           John M. Hennessy

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2000.

                                                           /s/ James R. Houghton
                                                           ---------------------
                                                           James R. Houghton

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ James W. Kinnear
                                                           ---------------------
                                                           James W. Kinnear

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of February, 2000.

                                                           /s/ James J. O'Connor
                                                           ---------------------
                                                           James J. O'Connor

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                           /s/ Catherine A. Rein
                                                           ---------------------
                                                           Catherine A. Rein

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                        /s/ H. Onno Ruding
                                                        ---------------------
                                                        H. Onno Ruding

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

                            ------------------------



         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 1999 (including any amendments thereto) including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K or any Form 10-K/A to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2000.

                                                        /s/ William D. Smithburg
                                                        ------------------------
                                                        William D. Smithburg